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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Hardinge Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARDINGE INC.
One Hardinge Drive
Elmira, NY 14902-1507

March 31, 2008

Dear Shareholder:

        It is my pleasure to invite you to the 2008 Annual Meeting of Shareholders of Hardinge Inc., which will be held on May 6, 2008. The meeting will be held at 9:00 a.m., Eastern Time, at the corporate headquarters of Hardinge Inc., One Hardinge Drive, Elmira, New York.

        The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be considered and acted upon by our shareholders at the Annual Meeting.

        It is important that your shares be represented at the meeting whether or not you plan to attend. Please note that you may vote your shares by telephone, online or by mail. The instructions for voting are contained in the Proxy Statement.

        Thank you for your ongoing support of Hardinge Inc.

                      Sincerely,

                      J. PATRICK ERVIN
                      Chairman of the Board,
                      Chief Executive Officer and President

Notice of 2008 Annual Meeting of Shareholders of Hardinge Inc.

To Shareholders of Hardinge Inc.:

        You are cordially invited to attend the Annual Meeting of Shareholders of Hardinge Inc. which will be held at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York, on May 6, 2008, at 9:00 a.m. Eastern Time. The principal business of the meeting will be:

  (1)
  To elect two Class II Directors for three year terms;

  (2)
  To ratify the appointment of Ernst & Young LLP as Hardinge's independent auditor for the fiscal year ending December 31, 2008; and

  (3)
  To transact such other business as may properly come before the meeting.

        Your vote is important to us. Please vote by one of the following methods whether or not you plan to attend the meeting (see instructions in the enclosed proxy statement):

  •
  via the internet,

  •
  by telephone, or

  •
  by returning the enclosed proxy card.

By order of the Board of Directors,

J. Philip Hunter Secretary

Hardinge Inc.
One Hardinge Drive
Elmira, NY 14902-1507

March 31, 2008

HARDINGE INC.

PROXY STATEMENT FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS

TABLE OF CONTENTS

HARDINGE INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

        The Board of Directors (the "Board") of Hardinge Inc. ("Hardinge", the "Company", "we", "our" or "us") is soliciting proxies for our Annual Meeting of Shareholders (the "Meeting") to be held on May 6, 2008 at 9:00 a.m. Eastern Time at our corporate headquarters located at One Hardinge Drive, Elmira, New York. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully. This proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about March 31, 2008.

Questions and Answers

What am I voting on?

        At the Meeting, you will be voting:

  •
  to elect two Class II directors for three year terms;

  •
  to ratify the appointment of Ernst & Young LLP as Hardinge's independent auditor for the fiscal year ending December 31, 2008; and

  •
  any other matter as may properly come before the Meeting and any adjournment or postponement of the Meeting.

How do you recommend that I vote on these items?

        The Board recommends that you vote FOR both of the director nominees and FOR the ratification of the Board's appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2008.

Who is entitled to vote?

        You may vote if you owned our common shares as of the close of business on March 10, 2008, the record date for the Meeting.

How many votes do I have?

        You are entitled to one vote for each common share you owned as of March 10, 2008. As of the close of business on March 10, 2008, we had 11,518,544 common shares outstanding. The shares held in our treasury are not considered outstanding and will not be voted or considered present at the Meeting.

How do I vote by proxy before the Meeting?

        Before the Meeting, registered shareholders may vote shares in one of the following three ways:

  •
  by internet at www.investorvote.com/HDNG;

  •
  by telephone (within the United States and Canada) at 1-800-652-VOTE (8683); or

  •
  by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

        Please see your proxy card or the information your bank, broker, or other holder of record provided you for more information on these options.

        If you vote by proxy, your shares will be voted at the Meeting in the manner you indicate. If you sign your proxy card or complete the internet or telephone voting procedures but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

May I vote my shares in person at the Meeting?

        Yes. You may vote your shares at the Meeting if you attend in person, even if you previously submitted a proxy card or voted by internet or telephone. Whether or not you plan to attend the Meeting, however, we encourage you to vote your shares by proxy before the Meeting.

May I change my mind after I vote?

        Yes. You may change your vote or revoke your proxy at any time before the polls close at the Meeting. You may change your vote by:

  •
  signing another proxy card with a later date and returning it to our Corporate Secretary at One Hardinge Drive, Elmira, New York 14902-1507, prior to the Meeting;

  •
  voting again by telephone or via the internet prior to the Meeting; or

  •
  attending the Meeting and voting your shares in person.

        You also may revoke your proxy prior to the Meeting without submitting any new vote by sending a written notice that you are withdrawing your vote to our Corporate Secretary at the address specified above.

What shares are included on my proxy card?

        Your proxy card includes shares held in your own name. You may vote these shares by internet, telephone or mail, all as described on the enclosed proxy card.

How do I vote if I participate in The Hardinge Inc. Retirement Plan?

        If you are a participant in The Hardinge Inc. Retirement Plan, separate participant direction cards will be mailed to you along with this proxy statement. You can instruct the plan's trustees how to vote the shares that are allocated to your account. The trustees must receive your instructions no later than May 1, 2008. If you do not provide instructions to the plan's trustees prior to May 1, 2008, the trustees will vote them in proportion to those shares for which they have received voting instructions.

How many shares must be present to hold the Meeting?

        In order for us to conduct the Meeting, a majority of our outstanding common shares as of March 10, 2008, must be present in person or by proxy at the Meeting. This is called a quorum. Your shares are counted as present at the Meeting if you attend the Meeting and vote in person or if you properly return a proxy by internet, telephone or mail.

How many votes are needed for proposals?

        Nominees for director will be elected by a plurality of votes cast at the Meeting by holders of common stock present in person or by proxy and entitled to vote. Any other matter, including ratification of the appointment of Ernst & Young LLP, requires the affirmative vote of a majority of the votes cast at the meeting, except as otherwise provided in our Certificate of Incorporation or By-Laws.

What is a "broker non-vote"?

        If you own shares through a bank or broker in street name, you may instruct your bank or broker how to vote your shares. A "broker non-vote" occurs when you fail to provide your bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote your shares on a particular proposal.

How will broker non-votes and abstentions be treated?

        Broker non-votes and abstentions will be treated as shares present for quorum purposes, but not entitled to vote, so they will have no effect on the outcome of any proposal.

How will voting on "any other business" be conducted?

        We have not received proper notice of, and are not aware of, any business to be transacted at the Meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the Meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

Who pays for the solicitation of proxies?

        Our Board is making this solicitation of proxies on our behalf. We will pay the costs of the solicitation, including the costs for preparing, printing and mailing this proxy statement. We also will reimburse brokers, nominees and fiduciaries for their costs in sending proxies and proxy materials to our shareholders so you can vote your shares. Our directors, officers and employees may contact you by telephone or electronic communication or in person. We will not pay directors, officers or other employees any additional compensation for their proxy solicitation efforts.

How can I find the voting results of the Meeting?

        We will include the voting results in our Form 10-Q for the quarter ending June 30, 2008, which we expect to file with the Securities and Exchange Commission (SEC) on or before August 11, 2008.

How do I submit a shareholder proposal for, or nominate a director for election at, next year's Meeting?

        If you wish to submit a proposal to be included in our proxy statement for our 2009 Annual Meeting of Shareholders, we must receive it at our principal office on or before December 1, 2008. Please address your proposal to: Corporate Secretary, Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507. We will not be required to include in our proxy statement a shareholder proposal that is received after that date or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our By-Laws.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Board is divided into three classes. Nominees Daniel J. Burke and J. Philip Hunter are Class II directors, and if elected at the Meeting, will serve a term of three years expiring at the 2011 Annual Meeting, or when their respective successors have been duly elected and qualified.

        The following sets forth with respect to each nominee for director and each director continuing in office such person's length of service as a director, age, principal occupation during the past five years, other positions such person holds with the Company, if any, and other information regarding the experience of the director.

Nominees for Election as Class II Directors:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Daniel J. Burke (Age 67)
	Mr. Burke has served since 1988 as President and Chief Executive Officer of Swift Glass Co., Inc., a fabricator of glass component parts. He is Chairman of Hardinge's Nominating and Governance Committee and a member of the Audit and Compensation Committees.	Director since 1998; term expires 2008
J. Philip Hunter (Age 65)
	Mr. Hunter retired in 2006 as a partner in Sayles & Evans, a law firm in Elmira, New York, where he was a partner for 38 years. He is Hardinge's Secretary and a member of the Company's Investment Committee.	Director since 1992; term expires 2008

THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES.

Directors Continuing in Service:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Class III Directors:
Douglas A. Greenlee (Age 60)
	Mr. Greenlee is the Psychological Rehabilitation Supervisor of Way Station, Inc., a not-for-profit behavior health organization in which he has held various other positions since 2003. He is an attorney, certified public accountant and former owner of Harpers Ferry Wood Products. Mr. Greenlee is Chairman of Hardinge's Investment Committee and a member of the Audit and Nominating and Governance Committees.	Director since 1979; term expires 2009
John J. Perrotti (Age 47)
	Mr. Perrotti is President and Chief Executive Officer of Gleason Corporation, a privately-held manufacturer of gear production equipment headquartered in Rochester, New York. He also serves as a director of Gleason Corporation and has held various other positions with the company including Chief Operating Officer (2005), Executive Vice President and Chief Financial Officer (2002-2004), Treasurer (1997-2004) and Vice President-Finance (1995-2002). Mr. Perrotti is Chairman of Hardinge's Audit Committee and a member of the Investment Committee.	Director since 2003; term expires 2009
Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Class I Directors:
J. Patrick Ervin (Age 50)
	Mr. Ervin is Hardinge's Chief Executive Officer, Chairman and President, having held such positions since 2001, 2003 and 2000, respectively. He has previously served as the Company's Chief Operating Officer, Executive Vice President-Operations and Senior Vice President-Manufacturing, Engineering and Marketing.	Director since 2001; term expires 2010
Mitchell I. Quain (Age 56)
	Mr. Quain has since 2006 been a Senior Director of ACI Capital Corp., a private investment firm. From 2002 to 2005, he was Chairman of Register.Com, Inc., an internet services provider, and from 1997 to 2001 he was employed with ABN AMRO and its predecessors in several capacities including Vice Chairman. Mr. Quain is Chairman of the Board of Directors of Magnetek, Inc. a publicly-traded manufacturer of digital power and motion control systems, and a director of Titan International, Inc. a publicly-traded supplier of wheel and tire assemblies. He is a member of Hardinge's Compensation and Investment Committees.	Director since 2004; term expires 2010

Kyle H. Seymour (Age 47)
	Since 2002 Mr. Seymour has been Chairman, President and Chief Executive Officer of Xtek, Inc., a manufacturer of custom machined and heat treated industrial components. From 2000 to 2002, he was a Senior Vice President with UNOVA Corporation. He is Hardinge's Lead Independent Director, Chairman of the Compensation Committee and a member of the Nominating and Governance Committee.	Director since 2004; term expires 2010

CORPORATE GOVERNANCE

        Our business, property and affairs are managed by, or are under the direction of, our Board pursuant to New York Business Corporation Law and our By-Laws. Members of the Board are kept informed of Hardinge's business through discussions with the Chairman and Chief Executive Officer, the Chief Financial Officer, and other key members of management, by reviewing materials provided to them and by participating in meetings of the Board and its several committees.

Board Meetings

        The Board held seven scheduled meetings during the year ended December 31, 2007. All members of the Board attended at least 75% of the aggregate number of Board meetings and meetings of committees of which they are members held during 2007.

Board Committees

        We have four standing Board committees: Audit, Compensation, Nominating and Governance, and Investment. Each standing committee's written charter, as adopted by the Board, is available on our website at www.hardinge.com under the heading "Investor Relations."

Audit Committee

        The Audit Committee met four times during 2007. The current members of our Audit Committee are Messrs. Perrotti (Chairman), Burke and Greenlee. The Audit Committee assists the Board in fulfilling its responsibilities for generally overseeing the Company's financial reporting processes and the audit of the Company's financial statements, including the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditor, the performance of the independent auditor, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of our independent auditor; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company's disclosure controls and procedures, internal controls, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives; oversees the Company's compliance programs with respect to legal and regulatory requirements; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company's financial statements; and reviews SEC filings. The Audit Committee works closely with management as well as the independent auditor. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The independent auditor regularly meets privately with the Audit Committee and has unrestricted access to this Committee. The Audit Committee also works closely with the Company's internal auditor, including reviewing and approving the internal auditor's work plan, assessing the internal auditor's work product, and making recommendations for follow-up or additional audit work. The Company's internal auditor meets with the Audit Committee outside the presence of management and has unrestricted access to the Audit Committee.

Compensation Committee

        The Compensation Committee met five times during 2007. The current members of the Compensation Committee are Messrs. Seymour (Chairman), Burke and Quain. The Compensation Committee reviews and recommends to the independent directors salaries and bonuses of all executive officers and also administers the Company's 1996 and 2002 Incentive Stock Plans and grants stock options and restricted stock awards under those plans. Other specific duties include reviewing and approving objectives relevant to executive officer compensation; evaluating performance and determining the compensation of executive officers in accordance with those objectives; overseeing the Company's equity-based and incentive compensation plans; reviewing total compensation of senior managers of the Company and its subsidiaries; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; reviewing employment agreements for executive officers and making recommendations about such agreements to the independent directors and annually evaluating its performance and its charter.

Nominating and Governance Committee

        The Nominating and Governance Committee met six times during 2007. The current members of the Nominating and Governance Committee are Messrs. Burke (Chairman), Greenlee and Seymour. The Nominating and Governance Committee is expected to identify, evaluate and recommend nominees for the Board of Directors for purposes of each annual meeting of shareholders and evaluate the composition and organization of the Board and its committees. The Nominating and Governance Committee also develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: overseeing succession planning, annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by shareholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members; overseeing director orientation and continuing education; overseeing the self-evaluation of the Board and its committees; and annually evaluating the Chief Executive Officer in conjunction with the Compensation Committee with input from all Board members. The Nominating and Governance Committee also administers the Company's Related Party Transaction Policy.

        It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations for candidates to the Board submitted by our shareholders. Shareholder recommendations for candidates to the Board must be directed in writing to the Chairman of the Board, Hardinge Inc., One Hardinge Drive, Elmira, NY 14902-1507, and must include: the candidate's name, age, business address and residence address, the candidate's principal occupation or employment, the number of shares of the Company which are beneficially owned by the candidate, a description of all arrangements or understandings between the shareholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the last three years, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A shareholder's recommendation must also set forth: the name and address, as they appear on the Company's books, of the shareholder making such recommendation, the class and number of shares of the Company which are beneficially owned by the shareholder and the date such shares were acquired by the shareholder, any material interest of the shareholder in such nomination, any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent to a shareholder proposal, and a statement from the recommending shareholder in support of the candidate, references for the candidate, and an indication of the candidate's willingness to serve, if elected.

        Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nominations, which are properly brought before an annual meeting of shareholders. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than 120 calendar days prior to the date proxy statements were mailed to shareholders in connection with the previous year's annual meeting of shareholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder, to be timely, must be so received a reasonable time before the solicitation is made.

        Except as may be required by rules promulgated by NASDAQ, the SEC, or other applicable law, there are currently no specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess.

        In identifying and evaluating the individuals that it recommends that the Board select as director nominees, the Nominating and Governance Committee utilizes the following process:

  •
  The Committee reviews the qualifications of any candidates who have been properly recommended or nominated by the shareholders, as well as those candidates who have been identified by management, individual members of the Board or, if the Committee determines, a search firm. During 2007, no third party fee was paid to assist in identifying or evaluating nominees.

  •
  The Committee evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of shareholders.

  •
  The Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, length of service and other commitments. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board as a whole.

  •
  After such review and consideration, the Committee recommends that the Board select the slate of director nominees.

Investment Committee

        The Investment Committee met four times during 2007. The current members of the Investment Committee are Messrs. Greenlee (Chair), Hunter, Perrotti and Quain. The Investment Committee performs several responsibilities with respect to the Company's U.S. pension and retirement plans including: review of investment objectives and policies; review of the selection and retention of trustees, custodians, investment managers and other service providers; and review of allocation among asset classes and investment performance compared to appropriate benchmarks.

Director Independence

        The Board makes an annual determination regarding the independence of each of our directors. The Board has determined that Messrs. Burke, Greenlee, Perrotti, Quain and Seymour are "independent" within the meaning of the rules of NASDAQ and all other applicable laws and regulations. Specifically, the

Board determined that they were independent because no relationship of any kind was identified other than as directors and shareholders.

        The Board determined that Mr. Ervin is not independent because he is an executive officer of Hardinge, and Mr. Hunter is not independent, having retired effective December 31, 2006 as a partner in Hardinge's primary law firm, Sayles & Evans.

        Each member of the Board's Audit, Compensation, and Nominating and Governance Committees is independent within the meaning of the rules of NASDAQ and all other applicable laws and regulations.

Lead Independent Director

        In accordance with the Company's Corporate Governance Guidelines, the Board of Directors may designate a non-employee director to serve in a lead capacity to coordinate the activities of the other non-employee directors and to perform such other duties and responsibilities as the Board of Directors may determine. Effective December 11, 2007, the Board of Directors appointed Mr. Seymour as the Lead Independent Director. The responsibilities of the Lead Independent Director include the following:

  •
  Advising the Chairman as to an appropriate schedule of Board meetings and approving with the Chairman the information, agenda and meeting schedules.

  •
  Advising the Chairman as to the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the non-employee directors to effectively perform their duties.

  •
  Developing agendas for and presiding over executive sessions of the Board's non-employee directors.

  •
  Serving as principal liaison between the non-employee directors and the Chairman.

  •
  Participating with management in the development and implementation of a strategic plan.

  •
  Assisting management in the development and implementation of an executive development plan.

Executive Sessions of Non-Employee Directors

        Non-employee Board members periodically meet without management present from time to time as determined by the Lead Independent Director either at the time of regularly scheduled Board Meetings, for which meetings the Directors are not compensated, or at other times between such meetings, for which meetings, if present, the Directors are compensated at the then applicable fee for committee meetings. The Lead Independent Director, Mr. Seymour, presides over meetings of the non-employee Directors. The non-employee directors met five times during 2007.

Communications with Directors

        Shareholders may communicate concerns to any director, committee member or the Board by writing to the following address: Hardinge Inc. Board of Directors, Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507, Attention: Corporate Secretary. Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the Board to promptly forward all correspondence (except advertising material) to the relevant director, committee member or the full Board, as indicated in the correspondence.

Audit Committee Financial Expert

        The Board has determined that at least one member of the Audit Committee, John J. Perrotti, is an Audit Committee Financial Expert for purposes of the SEC rules and NASDAQ rules.

Policy Regarding Directors' Attendance at Annual Meetings

        Hardinge Inc. has a policy that every director and nominee for director will attend our Annual Meeting of shareholders unless unavoidable circumstances, business or personal, arise. All of the Board Members attended the 2007 Annual Meeting.

Code of Conduct

        Our Board has adopted the Code of Conduct for Directors and Executive Officers and the Code of Ethics for Senior Financial Officers which supplement the Code of Conduct governing all employees and directors. Copies of these policies are available on our website at www.hardinge.com. We will promptly disclose any amendments to, or waivers from, these policies on our website. During 2007, no amendments to or waivers of the provisions of these policies were made with respect to any of our directors, executive officers or senior financial officers.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT AUDITOR

        The Board is seeking shareholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for the year ending December 31, 2008.

        The Audit Committee of the Board has reviewed and evaluated all criteria it considered relevant in assessing the performance of Ernst & Young LLP, such as the quality of its audit work, its knowledge of the industry and the Company's affairs, the availability of its professional advice on a timely basis and the reasonableness of its fees. Based upon such review and evaluation, the engagement of Ernst & Young LLP has been approved by the Audit Committee. If the Company's shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of an independent auditor will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee in its discretion may nevertheless appoint another independent auditor at any time during the year if the Audit Committee determines such a change would be in the best interests of our shareholders and the Company.

        It is expected that representatives of Ernst & Young LLP will attend the Meeting and be available to make a statement or respond to appropriate questions.

        THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITOR.

Independent Auditor Information

        The Company incurred the following fees for services performed by Ernst & Young LLP in 2007 and 2006:

	2007	2006
Audit Fees(1)	$1,001,325	$1,062,579
Audit Related Fees(2)	17,440	30,639
Tax Fees(3)	33,926	24,295
All Other Fees(4)	—	3,500

Total	$1,052,691	$1,121,013

(1)
Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for each of the years ended December 31, 2007 and 2006, for review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for each of those years, and for services that are normally provided in connection with statutory and regulatory filings. The amount also includes fees billed for the audit of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002, and fees of $62,394 in connection with the Company's common stock offering completed in April 2007.

(2)
Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements for each of the years ended December 31, 2007 and 2006, and not included in the Audit Fees listed above. These services include audits of the Company's employee benefit plans or consultations in connection with acquisitions.

(3)
Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2007 and 2006. These services included tax return preparation, and other U.S. and non-U.S. tax advisory and tax compliance services.

(4)
These are fees for other permissible work performed by Ernst & Young LLP that does not meet the above category description. This includes a subscription to Ernst & Young LLP, EY online research tool.

        The Audit Committee has the sole and direct authority to engage, appoint and replace other independent auditors. In addition, every engagement of Ernst & Young LLP to perform audit or non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee before Ernst & Young LLP is engaged to provide those services. As a result, for 2007 and 2006, the Audit Committee approved all services performed by Ernst & Young LLP on behalf of the Company and its subsidiaries.

Vote Required

        The affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the appointment of Ernst & Young LLP.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's independent auditors, risk assessment and risk management, and oversight of treasury matters. The Audit Committee manages the Company's relationship with its independent auditor, which reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

        The Audit Committee met privately at its regular meetings with the independent auditor, the Company's chief executive officer and chief financial officer and the Company's internal auditor, each of whom has unrestricted access to the Audit Committee. The Audit Committee held four meetings during 2007.

        The Company's management is primarily responsible for the Company's internal control and financial reporting process. The Company's independent auditor, Ernst & Young LLP, is responsible for performing an independent audit of the Company's consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company's internal control over financial reporting and management's assessment of the internal control over financial reporting. The Audit Committee monitors the Company's financial reporting process and reports to the Board on its findings.

        The Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

  2.
  The Audit Committee has discussed with the independent auditor the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

  3.
  The Audit Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in rule 3600T, and has discussed with the independent auditor the independent auditor's independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

        The Audit Committee has numerous oversight responsibilities beyond those related to the audited financial statements and the retention and oversight of the Company's independent auditor. The Committee's charter, which is available at the Company's website (www.hardinge.com) under the heading "Investor Relations," describes those other responsibilities.

        Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the representations made to them by the independent auditor. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or that the audit of the Company's financial statements by the independent auditor has been carried out in accordance with auditing standards generally accepted in the United States.

Members of the Audit Committee:
John J. Perrotti (Chairman)
Daniel J. Burke
Douglas A. Greenlee

        This report shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Paragraphs (a) and (b) below set forth information about the beneficial ownership of Hardinge's Common Stock. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

        (a) To the knowledge of management, the following owned 5% or more of Hardinge's outstanding shares of Common Stock as of March 10, 2008:

Name and Address of Beneficial Owner	Shares Owned and Nature of Beneficial Ownership		Percent of Class
Jeffrey L. Gendell 55 Railroad Avenue Greenwich, CT 06830	1,024,213	(1)	8.89%
Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401	832,239	(2)	7.23%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	691,300	(3)	6.00%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	642,630	(4)	5.58%
AXA 25 Avenue Matignon 75008 Paris, France	623,393	(5)	5.41%
Thomson Horstmann & Bryant, Inc. Park 80 West, Plaza One Saddle Brook, NJ 07663	605,719	(6)	5.26%

        (b) The number of shares of Hardinge's Common Stock owned by the directors, by certain executive officers, and by all such directors and executive officers as a group, as of March 10, 2008, is as follows:

Name	Shares Owned and Nature of Beneficial Ownership(7)(8)		Percent of Class(9)
Directors
Daniel J. Burke	21,186	(10)	—
Douglas A. Greenlee	15,063		—
J. Philip Hunter	33,766		—
John J. Perrotti	8,337		—
Mitchell I. Quain	10,769		—
Kyle H. Seymour	12,867		—
Executive Officers
(*also serves as director)
J. Patrick Ervin*	114,151		—
Edward J. Gaio(11)	2,000		—
Richard L. Simons(12)	51,798		—
Douglas C. Tifft	69,554		—
Charles R. Trego, Jr.(13)	0		—
All directors and executive officers as a Group (eleven persons)	339,491		2.95%

(1)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on January 25, 2008 by Jeffrey L. Gendell, Tontine Overseas Associates, LLC, Tontine Capital Partners, LP and Tontine Capital Management, LLC identifying (i) Jeffrey L. Gendell as the beneficial owner of all 1,024,213 shares with shared voting and shared dispositive power; (ii) Tontine

  Overseas Associates, LLC as beneficial owner of 203,967 of such shares with shared voting and shared dispositive power, and (iii) Tontine Capital Partners, L.P. and Tontine Capital Management LLC as beneficial owners of 820,246 of such shares with shared voting and shared dispositive power.

(2)
Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2008 by Dimensional Fund Advisors LP.

(3)
Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 4, 2008 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC identifying each as a beneficial owner of all 691,300 shares and identifying Franklin Advisory Services, LLC as having sole voting power and sole dispositive power with respect to such shares.

(4)
Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 by Wellington Management Company, LLP, identifying Wellington Management Company, LLP as the beneficial owner of 642,630 shares, with shared voting power over 470,430 shares and shared dispositive power over 642,630 shares.

(5)
Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA, and AXA Financial, Inc., identifying (1) I.A.R.D. Mutuelle as the beneficial owner of 623,393 shares, with sole voting power over 288,099 shares and sole dispositive power over 623,393 shares; (2) AXA Assurances Vie Mutuelle as the beneficial owner of 623,393 shares, with sole voting power over 288,099 shares and sole dispositive power over 623,393 shares; (3) AXA Courtage Assurance Mutuelle as the beneficial owner of 623,393 shares, with sole voting power over 288,099 shares and sole dispositive power over 623,393 shares; (4) AXA as the beneficial owner of 623,393 shares, with sole voting power over 288,099 shares and sole dispositive power over 623,393 shares; and (5) AXA Financial, Inc. as beneficial owner of no shares.

(6)
Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2008 by Thomson Horstmann & Bryant, Inc.

(7)
Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, granted under Hardinge's 1996 and 2002 Incentive Stock Plans as well as options to purchase shares of Common Stock exercisable within 60 days issued under these plans. Messrs. Burke, Greenlee, Hunter, Perrotti, Quain and Seymour have the right to purchase 5,250, 4,500, 6,000, 1,500, 1,500 and 1,500 shares, respectively, pursuant to such options. All directors as a group hold options to purchase 20,250 such shares. No options are held by executive officers.

(8)
Includes shares of Common Stock held by Vanguard Fiduciary Trust Company as the trustee of Hardinge's Retirement Plan for the benefit of the members of the group, who may instruct the trustee as to the voting of such shares. If no instructions are received, the trustee votes the shares in the same proportion as it votes the shares for which instructions were received. The power to dispose of shares of Common Stock is also restricted by the provisions of the Plan. The trustee holds for the benefit of Messrs. Ervin, Simons and Tifft, and all executive officers as a group, the equivalent of 1,611, 772, 1,394, and 3,777 shares, respectively.

(9)
Unless otherwise indicated, does not exceed 1%.

(10)
Includes 150 shares held by Mr. Burke's spouse, as to which Mr. Burke disclaims beneficial ownership.

(11)
Mr. Gaio was appointed as Hardinge's Chief Financial Officer effective March 3, 2008.

(12)
Mr. Simons was appointed as Hardinge's Chief Operating Officer effective March 3, 2008.

(13)
Mr. Trego resigned as Hardinge's Chief Financial Officer effective March 2, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Hardinge's directors and certain of its officers to file reports of their ownership of Hardinge's Common Stock and of changes in such ownership with the SEC and the NASDAQ. Regulations also require Hardinge to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis.

        To Hardinge's knowledge, based solely on its review of the copies of such reports furnished to Hardinge and written representations that no other reports were required, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Subsequent sections of this proxy statement provide specific information about compensation to the following executive officers of Hardinge (our named executive officers) for the year ended December 31, 2007 and prior years:

  •
  J. Patrick Ervin—Chairman of the Board, Chief Executive Officer and President

  •
  Charles R. Trego, Jr.—former Chief Financial Officer and Senior Vice President, whose resignation was effective March 2, 2008

  •
  Douglas C. Tifft—Senior Vice President—Administration

        Specific information regarding the compensation of Richard L. Simons and Edward J. Gaio, our Chief Operating Officer and Chief Financial Officer, respectively, is not included in the following sections as their appointments as executive officers were effective on March 3, 2008.

        To supplement the information presented in the compensation tables and other data presented in this proxy statement, the following is an overview and analysis of our compensation programs and policies for our named executive officers.

Compensation Philosophy, Objectives and Methodology

        The primary goals of our executive compensation programs are:

  •
  motivation of our executive officers to cause the Company to achieve the best possible financial and operational results;

  •
  attraction and retention of high quality executives who can provide effective leadership, consistency of purpose and enduring relations with relevant stakeholders; and

  •
  alignment of long-term interests of our executive officers with those of our shareholders.

        In making decisions about total compensation to each executive officer, we consider Company performance against internal plans, Company performance within the context of our peer group, and individual performance against specific job responsibilities. Company performance is measured by revenues, earnings, return on investment and shareholder return. We do not employ a specific formula for taking any of these factors into account except that a portion of the short term incentive bonus is based on pre-established financial performance objectives. Rather, we make a subjective determination regarding total compensation packages for our executive officers after considering these factors in the aggregate.

        We benchmark our executive compensation programs against published surveys and various other sources such as proxy disclosures, executive search firms and published industry data. We also compare our executive compensation programs to policies and practices of other companies including Circor International Inc., Flow Inc., Hurco Companies Inc., Kadant Inc., Kaydon Corp., Core Molding, NN Inc. and Sun Hydraulics Corp. We refer to these other companies as our "peer group."

        Finally, we evaluate the relativity of compensation among our executive officers with a view to ensure that differences properly reflect differences in title, job responsibilities, performance and seniority.

Compensation Program Components

        The significant components of our compensation program for executive officers include base salary, short term incentive bonus, long term incentive stock awards, supplemental executive retirement benefits and other benefits.

Base Salary

        Base salary is a fixed, cash component of compensation, which is reviewed and adjusted annually. The goal of this component is to provide Company executives with a stable, market-competitive base of income that is commensurate with an executive's skills, experience and contributions to the Company. In 2007, the Compensation Committee elected not to renew an executive retention bonus program that had been in effect for 2004 through 2006, and instead elected to make the 2006 awards under this program a component of base salary in 2007.

Short Term Incentive Bonus

        Short term incentive bonus is an annual cash bonus under the Company's Cash Incentive Plan that is fully at risk for the executives. For 2007, awards under the plan were in part dependent on the executive achieving annual performance goals and objectives set by the Compensation Committee at the beginning of the year. The Committee established both financial and operational goals for the year that took into account expected business conditions and incorporated short-term objectives that supported longer-range goals. A portion of each executive's bonus was awarded at the discretion of the Committee, which considered achievement of the aforementioned goals and objectives as well as the totality of the executive's achievements in the year, the Company's financial performance, and comparisons to our peer group.

        For 2008, the independent directors, following the recommendation of the Compensation Committee, modified the Cash Incentive Plan to set an aggregate cap on awards and make all awards discretionary. As such, 2008 Cash Incentive Awards are determined by the Compensation Committee and the independent directors based on the Company's performance and each individual participant's performance.

Long Term Incentive Stock Awards

        Long term incentive stock awards, issued under the Company's 2002 Incentive Stock Plan, have two elements: restricted shares and performance shares. Restricted shares are primarily intended to retain executives by providing a compelling incentive for the participating executives to remain with the Company. Restricted shares also allow the Company to tie a portion of an executive's total compensation directly to increase in shareholder value.

        Performance shares are intended to motivate executives to set and achieve long range strategic plans that improve the structural performance of the business and increase its intrinsic value over a multi-year period. Performance shares vest only if the executive remains with the Company through the performance period and achieves the performance criteria specified by the Committee at the time of grant.

        Restricted shares vest over time periods that are generally longer than the vesting periods for performance shares.

        In any given year, the Compensation Committee may elect to grant restricted shares, performance shares, both, or neither, depending on the Committee's assessment of Company performance, business conditions, strategic goals and plans, executive retention risk, and aggregate holdings by executive participants in the plan.

Supplemental Executive Retirement Benefits

        Supplemental executive retirement benefits have two purposes: to offset statutory limits imposed on an executive as a participant in the Company's defined benefit pension plan, and to provide an additional incentive for retention in cases of executives with long standing company service. As of December 31, 2007, Mr. Ervin was the only named executive officer participating in a supplemental executive retirement benefits plan, consisting of a defined benefit plan described in detail under the "Pension Benefits" table. Commencing in 2008, Mr. Simons is participating in a separate defined contribution supplemental executive retirement benefit plan.

Other Benefits

        Miscellaneous other benefits include company car allowances, home security systems, and local club memberships. The primary purposes of these benefits are to enhance the attractiveness of the generally rural locations of the Company's facilities to an executive, to provide for the executive's physical security, and to provide convenient forums in which Company executives can meet and build good relations with customers and visitors.

Role of Executive Officers in Determining Compensation

        The Compensation Committee, which consists exclusively of independent directors, evaluates compensation matters involving our executive officers. The Compensation Committee determines all long term incentive stock awards without Board participation. With respect to all other executive compensation, the Compensation Committee recommends action, as appropriate, to the independent directors. The chief executive officer plays an active role in preparing information for the Committee's review and in preparing recommendations for the Committee's and the independent directors' consideration.

        For the chief executive officer and other executive officers, the Committee evaluates, establishes, and recommends to the independent directors the base salary, targets and awards under the Cash Incentive Plan. The chief executive officer contributes to the establishment of both short term and other performance goals and objectives; however, the Committee independently assesses, and adjusts as appropriate, all performance goals and objectives before referring them to the independent directors for approval.

        The chief executive officer is not present during the Compensation Committee's deliberations of its recommendations to the independent directors with respect to the chief executive officer's compensation. Likewise, the independent directors' determination of the chief executive officer's compensation occurs outside the presence of the chief executive officer.

2007 Compensation of Executive Officers

        The base salaries for Mr. Ervin, Mr. Trego and Mr. Tifft were increased effective January 1, 2007 to $416,000, $240,000 and $171,600, respectively. In determining these increases for Messrs. Ervin and Tifft, the independent directors took into account, among other factors, that in 2004, 2005 and 2006 the total compensation for Mr. Ervin and Mr. Tifft included payments of a retention bonus in the aggregate amounts of $285,000 and $62,500, respectively. The retention bonus program was adopted by the Compensation Committee in 2004 and was designed to enhance the Company's potential to retain key executives in the aftermath of a three year period (2001-2003) during which base salaries of executive officers were reduced and incentive bonuses suspended. In 2007, the Compensation Committee did not renew the use of retention bonuses and instead elected to add the amount of the retention bonuses paid in 2006 to Messrs. Ervin and Tifft, $80,000 and $15,000, respectively, to their base salaries for 2007. Including the combination of base salary and retention bonus for 2006 as the comparative amount used to calculate the base salary percentage increases for 2007, Mr. Ervin's, Mr. Trego's and Mr. Tifft's salaries were increased effective January 1, 2007 by 4%, 3.63% and 4%, respectively. If the retention bonus is not included in the compensation comparison to 2006, the base salary for Mr. Ervin and Mr. Tifft was increased by 30% and 14.4%, respectively for 2007.

        The Company paid a total of $133,716 in short term incentive bonuses to Messrs. Ervin, Trego and Tifft under the Cash Incentive Plan in respect of 2007 performance including $79,872 to Mr. Ervin, $38,400 to Mr. Trego and $15,444 to Mr. Tifft. Award opportunities under the Cash Incentive Plan for 2007 were based on both targeted financial and non-financial objectives. Targeted financial objectives, based on profitability and asset utilization, were not achieved and therefore no payout was awarded for these objectives. The non-financial payout is discretionary and was based on the Board's acceptance of the Compensation Committee's evaluation of performance of each individual during the year, including achievement of pre-determined operational objectives.

        The Company awarded 26,000 shares of Hardinge's Common Stock as long term incentive stock awards in February 2007. Messrs. Ervin, Trego and Tifft were awarded 16,000, 5,000 and 5,000 shares, respectively. These restricted shares were awarded based upon performance of the executive officers and the Company's desire to improve the retention potential of the executive officers. Under the terms of the awards, consistent with awards made in prior years, the restricted shares are subject to forfeiture if the executive officer voluntarily resigns from employment or is terminated for cause within six years after the award date. The vesting of some or all of the restricted shares may be accelerated under circumstances, as explained in "Potential Payments Upon Termination or Change in Control." Prior to vesting, the executive officers are entitled to vote the restricted shares and receive all dividends paid on the shares. Upon Mr. Trego's resignation effective March 2, 2008, his shares were forfeited.

        During 2007, the Company did not make any significant changes to supplemental executive retirement benefits or other benefits provided to our named executive officers.

2008 Compensation Matters

        For 2008, the independent directors, based upon the recommendation of the Compensation Committee, have determined that all awards under the Company's Cash Incentive Plan will be discretionary, based upon the Committee's evaluation of the Company's performance and each plan participant's performance. The maximum aggregate awards available under the Cash Incentive Plan for 2008 performance will be 1.86% of the Company's operating cash flow for 2008 up to $30 million of cash flow, and 2.8% of operating cash flow in excess of $30 million, subject to certain adjustments for extraordinary items.

        In March 2008, in connection with Mr. Simon's commencement of employment as the Company's Chief Operating Officer, he received 42,000 shares of Hardinge's Common Stock as long-term incentive awards under the Company's 2002 Incentive Stock Plan. Of these restricted shares, 20,500 vest over three years and 21,500 vest over four years.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)(1)	Stock Awards ($) (e)(2)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)(3)	Change in Pension Value ($) (h)		All Other Compensation ($) (i)(4)	Total ($) (j)
J. Patrick Ervin, Chairman of the Board, President and Chief Executive Officer	2007 2006	416,000 320,000	— 80,000	118,366 79,121	— —	79,872 200,068	103,995 313,906	(5)	11,778 12,011	730,011 1,005,106
Charles R. Trego, Jr., Former Chief Financial Officer/Senior Vice President	2007 2006	240,000 231,600	— —	21,244 6,735	— —	38,400 81,855	— —		— —	299,644 320,190
Douglas C. Tifft, Senior Vice President—Administration/Assistant Secretary	2007 2006	171,600 150,000	— 15,000	37,473 25,209	— —	15,444 57,233	177 25,417	(6)	5,191 —	229,885 272,859

(1)
Reflects final payments to Messrs. Ervin and Tifft under an executive retention bonus program adopted by the Company in 2004.

(2)
The stock awards amounts shown represent the dollar value of the restricted stock earned by the executive officers and recognized by the Company as expense in 2007 for financial statement reporting purposes in accordance with FAS 123. See the notes to the Company's financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2007 for a discussion of the assumptions used to value stock awards.

(3)
Reflects short term incentive bonuses earned in 2007 under the Company's Cash Incentive Plan based on 2007 performance. These awards were paid in 2008.

(4)
For 2007, reflects insurance premiums for life insurance policies maintained by the Company insuring the lives of Messrs. Ervin and Tifft. Upon death, all policy proceeds are payable to the executive's beneficiaries. Upon retirement or disability, the executive is entitled to the policies or the cash value thereof.

(5)
Amount includes a decrease of $2,346 attributable to the decrease in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $106,341 attributable to the increase in the present value of the accumulated benefit under Mr. Ervin's Supplemental Executive Retirement Plan.

(6)
Reflects increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan.

        The base salaries for Mr. Ervin, Mr. Trego and Mr. Tifft were increased effective January 1, 2007 to $416,000, $240,000 and $171,600, respectively. In determining these increases for Messrs. Ervin and Tifft, the independent directors took into account, among other factors, that in 2004, 2005 and 2006 the total compensation for Mr. Ervin and Mr. Tifft included payments of a retention bonus in the aggregate amounts of $285,000 and $62,500, respectively. The retention bonus program was adopted by the Compensation Committee in 2004 and was designed to enhance the Company's potential to retain key executives in the aftermath of a three year period (2001-2003) during which base salaries of executive officers were reduced and incentive bonuses suspended. In 2007, the Compensation Committee did not renew the use of retention bonuses and instead elected to add the amount of the retention bonuses paid in 2006 to Messrs. Ervin and Tifft, $80,000 and $15,000, respectively, to their base salaries for 2007. Including the combination of base salary and retention bonus for 2006 as the comparative amount used to calculate the base salary percentage increases for 2007, Mr. Ervin's, Mr. Trego's and Mr. Tifft's salaries were increased effective January 1, 2007 by 4%, 3.63% and 4%, respectively. If the retention bonus is not included in the compensation comparison to 2006, the base salary for Mr. Ervin and Mr. Tifft was increased by 30% and 14.4%, respectively for 2007.

Grants of Plan-Based Awards

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock Accrued ($)(3) (l)
Name (a)	Grant Date(1) (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
J. Patrick Ervin	2/20/2007	83,200	299,520	465,920	—	—	—	16,000	—	—	282,560
Charles R. Trego, Jr.	2/20/2007	24,000	86,400	134,400	—	—	—	5,000	—	—	88,300
Douglas C. Tifft	2/20/2007	12,870	46,332	72,072	—	—	—	5,000	—	—	88,300

(1)
Reflects effective date of long term incentive awards of restricted shares under the 2002 Incentive Stock Plan.

(2)
Reflects short term incentive bonus award opportunities under the Company's Cash Incentive Plan based on 2007 performance. Actual awards were determined in February 2008 and are reflected in the Summary Compensation Table. Threshold, target and maximum do not reflect award opportunity for improvement in Company's ratio of working capital to sales, for which no threshold, target or maximum is established. See narrative disclosure to Grants of Plan-Based awards below.

(3)
Reflects the aggregate grant date value of the award determined in accordance with FAS 123R.

        The Company paid a total of $133,716 in short term incentive bonuses to Messrs. Ervin, Trego and Tifft under the Cash Incentive Plan in respect of 2007 performance including $79,872 to Mr. Ervin, $38,400 to Mr. Trego and $15,444 to Mr. Tifft. Award opportunities under the Cash Incentive Plan for 2007 were based on both targeted financial and non-financial objectives. Targeted financial objectives, based on profitability and asset utilization, were not achieved and therefore no payout was awarded for these objectives. The non-financial payout is discretionary and was based on the independent directors' acceptance of the Compensation Committee's evaluation of performance of each individual during the year, including achievement of pre-determined operational objectives.

        The Company awarded 26,000 shares of Hardinge's Common Stock as long term incentive stock awards in February 2007. Messrs. Ervin, Trego and Tifft were awarded 16,000, 5,000 and 5,000 shares, respectively. These restricted shares were awarded based upon performance of the executive officers and the Company's desire to improve the retention potential of the executive officers. Under the terms of the awards, consistent with awards made in prior years, the restricted shares are subject to forfeiture if the executive officer voluntarily resigns from employment or is terminated for cause within six years after the award date. The vesting of some or all of the restricted shares may be accelerated under circumstances, as explained in "Potential Payments Upon Termination or Change in Control." Prior to vesting, the executive officers are entitled to vote the restricted shares and receive all dividends paid on the shares. Upon Mr. Trego's resignation effective March 2, 2008, his shares were forfeited.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
J. Patrick Ervin	—	—	—	—	—	60,500	(1)	1,015,190	—	—
Charles R. Trego, Jr.	—	—	—	—	—	8,000	(2)	134,240	—	—
Douglas C. Tifft	—	—	—	—	—	21,500	(3)	360,770	—	—

(1)
Reflects awards of restricted shares of Common Stock vesting as follows: January 3, 2008, 5,000 shares; January 21, 2011, 18,000 shares; March 7, 2011, 21,500 shares; and February 20, 2013, 16,000 shares.

(2)
Reflects an award of restricted shares of Common Stock vesting as follows: February 14, 2012, 3,000 shares; and February 20, 2013, 5,000 shares. Upon Mr. Trego's resignation effective March 2, 2008 all unvested shares were forfeited.

(3)
Reflects awards of restricted shares of Common Stock vesting as follows: January 3, 2008, 4,000 shares; January 2, 2009, 4,000 shares; January 21, 2011, 5,000 shares; March 7, 2011, 3,500 shares; and February 20, 2013, 5,000 shares.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
J. Patrick Ervin	26,000	663,100	10,000	153,500
Charles R. Trego, Jr.	—	—	—	—
Douglas C. Tifft	10,000	201,200	6,000	92,100

Pension Benefits

Name (a)	Pension Plan (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
J. Patrick Ervin	Hardinge Inc. Pension Plan Hardinge Inc. Executive Supplemental Pension Plan	29.17 29.17	263,264 746,455	— —
Charles R. Trego, Jr.	—	—	—	—
Douglas C. Tifft	Hardinge Inc. Pension Plan	28.75	240,842	—

        The Pension Benefits table provides information regarding the number of years of credited service, the present value of accumulated benefits, and payments made during the last fiscal year with respect to the Pension Plan of Hardinge, Inc. (the "Pension Plan") and the supplemental executive retirement benefits provided to Mr. Ervin.

        The Pension Plan is a broad based, tax-qualified defined benefit pension plan, which provides a benefit upon retirement to eligible employees of the Company. All United States employees except employees hired or rehired after February 29, 2004 are eligible to participate. Messrs. Ervin and Tifft are participants in the Pension Plan. Mr. Trego was not. Benefits are based upon years of service with the Company, basic rate of pay on December 1, 1993 and compensation paid after November 30, 1993. The service amounts shown in the table above represent actual years of service with the Company. No additional years of credited service have been granted to the named executive officers under the Pension Plan.

        The Pension Plan offers several forms of benefit payments, including a life annuity option, 50%, 75% and 100% joint and survivor options, and 10-year and 5-year certain and life annuity options. Each option available under the Pension Plan is actuarially equivalent except that the 50%, 75% and 100% joint and survivor options are subsidized if the contingent beneficiary is the participant's spouse.

        The pension benefit is a monthly payment equal to one-twelfth (1/12th) of the sum of two products: The first product is 1-1/4% multiplied times the participant's basic rate of pay on December 1, 1993 multiplied times his number of years of credited service (plus any fraction of a year) through November 30, 1993. The second product is 1-1/2% multiplied times the participant's compensation paid after November 30, 1993. Basic rate of pay on December 1, 1993 excludes bonuses. Compensation paid after November 30, 1993 includes salary but excludes bonuses other than retention bonuses.

        The pension benefit described above is payable in the form of a life annuity beginning on the participant's normal retirement date which is the first day of the month on or after his 65th birthday. The amount of monthly payment will be adjusted if the benefit is paid in a form other than a life annuity or if payments begin before the normal retirement date. Several forms of early retirement pension benefits are available under the Pension Plan.

        If either Mr. Ervin or Mr. Tifft terminated employment on December 31, 2007, he would be eligible for a reduced benefit beginning on the first day of any month beginning on or after his 55th birthday. The reduction would be 1/156th for each of the first 60 months and 1/312th for each of the next 60 months by which his benefit commencement date preceded his normal retirement date.

        Participants are fully vested in their Pension Plan benefit after completing five years of service. A preretirement survivor annuity equal to the 50% survivor annuity payable under the 50% joint and survivor option will be payable to a surviving spouse if the participant dies before the commencement of benefit payments but after completing at least five years of service.

        As of December 31, 2007, Mr. Ervin was the only executive officer participating in a supplemental executive retirement plan (SERP). Commencing in 2008, Mr. Simons is participating in a separate and distinct defined contribution SERP. Mr. Ervin's SERP is a nonqualified defined benefit pension plan that provides a benefit computed under a formula that is more generous than the Pension Plan benefit formula but is offset by the Pension Plan benefit. Benefits earned under Mr. Ervin's SERP are paid from Company assets.

        Mr. Ervin's SERP benefit equals the product of 1-1/4% multiplied times the participant's "final average annual compensation" multiplied times his years of credited service (plus any fraction of a year) through his date of termination of employment (or 65th birthday if sooner). "Final average annual compensation" means the average of Mr. Ervin's highest "annual compensation" received in any 3 of the last 5 full calendar years preceding the date of termination of employment. "Annual compensation" equals Mr. Ervin's base salary paid plus cash bonuses earned during a calendar year, however, the amount of cash bonuses taken into account for a given year is limited to 50% of the base salary paid for the year.

        The benefit under Mr. Ervin's SERP formula is computed without regard to the Internal Revenue Code limits on maximum benefit and maximum compensation which apply to benefits computed under the Pension Plan.

        The benefit earned under Mr. Ervin's SERP will generally be paid at the same time and in the same form as the benefit earned by him under the Pension Plan.

        Amounts reported above as the actuarial present value of accumulated benefits under the Pension Plan and Mr. Ervin's SERP are computed using the interest and mortality assumptions that the Company applies to amounts reported in its financial statement disclosures and are assumed to be payable at normal retirement age. The interest rate assumption is 6.77% for the Pension Plan and Mr. Ervin's SERP. The mortality table for both the Pension Plan and the SERP is the RP2000 Mortality Table for Healthy Male Annuitants projected to 2007.

Potential Payments Upon Termination or Change in Control

        The Company has entered into written employment contracts with Messrs. Ervin, Trego and Tifft. The term of each employment agreement is two years, with automatic, successive one-year extensions unless either party provides the other with 60 days' prior notice of termination. In the case of a change of control (as such term is defined in the employment agreements), the term of each executive's employment agreement will be automatically extended for a period of two years following the date of the change of control. If an executive is terminated without cause, or resigns for good reason, he will be entitled to continued payment of his base salary for the greater of six months or the remainder of the current term. If an executive is terminated without cause or resigns for good reason on or after a change of control, or resigns for any reason at any time six months or more following a change of control, he will be entitled (i) to receive a lump sum cash payment equal to one and one-half times the sum of his base salary in effect immediately prior to his termination or resignation (or as in effect immediately prior to the change of control, if higher) and his average annual bonus for the three years preceding the change of control, and (ii) to participate, at the Company's expense, in the Company's welfare benefit plans for a period of three years following his resignation or termination. Such lump sum cash payments are subject to reduction to the extent necessary to prevent any amounts or benefits due from being deemed "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. In addition, under certain circumstances of termination, as more fully described in the tables below all restricted stock grants become fully vested and all stock options may be surrendered to the Company for cash in an amount equal to the aggregate excess of the fair market value over the exercise price of such options.

        The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if they had terminated employment on December 31, 2007 under the circumstances shown. The tables exclude (i) amounts accrued through December 31, 2007 that would be paid in the normal course of continued employment, such as accrued but unpaid salary; (ii) benefits under the Pension Plan and SERP, which benefits are described under the caption "Pension Benefits", none of which are enhanced or accelerated by any termination event; and (iii) termination arrangements generally available to all of the Company's salaried employees.

        Mr. Trego voluntarily resigned his employment, without good reason, effective March 2, 2008. Accordingly, no severance benefits were paid upon his separation from the Company.

        Effective March 3, 2008, the Company entered into Employment Agreements with Messrs. Simons and Gaio in substantially the same form as described above.

J. Patrick Ervin

	Resignation Without Good Reason ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause Prior to Change in Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation For Good Reason After Change in Control ($)
Cash Severance	—	—	—	—	208,000	(1)	—	877,970	(2)
Acceleration of Unvested Restricted Stock(3)	—	1,015,190	1,015,190	—	254,066		—	1,015,190
Cash Incentive Plan(4)	—	79,872	79,872	79,872	—		—	—
Life Insurance(5)	—	336,954	68,389	68,389	—		—	—
Health Coverage(6)	—	—	—	—	4,454		—	26,723

(1)
Amount is paid in installments during a six month period beginning on the termination date.

(2)
Amount is paid in a lump sum.

(3)
Reflects 60,500 unvested restricted shares and a closing market price of $16.78 for the Company's Common Stock on December 31, 2007. Under the terms of the applicable award agreements, all restricted shares immediately vest on death, termination due to disability or, following a change in control, termination without cause or resignation for good reason. Upon termination without cause prior to change in control, a portion of restricted shares vest. The Company's Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination.

(4)
Reflects a short term incentive bonus award under the Company's Cash Incentive Plan unpaid as of December 31, 2007. Under the terms of the Plan, unpaid awards are payable upon death, retirement or termination due to disability. The Company's Compensation Committee has discretion to pay all or a portion of unpaid awards under other circumstances of termination.

(5)
The Company is the owner and beneficiary of two life insurance policies insuring the life of Mr. Ervin. Pursuant to an agreement between Mr. Ervin and the Company, upon Mr. Ervin's death, all proceeds are payable to Mr. Ervin's beneficiaries. Upon Mr. Ervin's retirement or disability, he is entitled to the policies or the cash value of the policies.

(6)
Under Mr. Ervin's employment agreement, he is entitled to six months of health insurance coverage upon termination without cause or resignation for good reason, or thirty-six months of health insurance coverage if a termination without cause or resignation for good reason occurs after a change in control.

Charles R. Trego, Jr.

	Resignation Without Good Reason ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause Prior to Change in Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation For Good Reason After Change in Control ($)
Cash Severance	—	—	—	—	200,000	(1)	—	450,192	(2)
Acceleration of Unvested Restricted Stock(3)	—	134,240	134,240	—	8,390		—	134,240
Cash Incentive Plan(4)	—	38,400	38,400	38,400	—		—	—
Health Coverage(5)	—	—	—	—	7,423		—	26,723

(1)
Amount is paid in installments during a ten month period beginning on the termination date.

(2)
Amount is paid in a lump sum.

(3)
Reflects 8,000 unvested restricted shares and a closing market price of $16.78 for the Company's Common Stock on December 31, 2007. Under the terms of the applicable award agreement, restricted shares immediately vest on death, termination due to disability or, following a change in control, termination without cause or resignation for good reason. Upon termination without cause prior to a change in control, a portion of restricted shares vest. The Company's Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination.

(4)
Reflects a short term incentive bonus award under the Company's Cash Inventive Plan unpaid as of December 31, 2007. Under the terms of the Plan, unpaid awards are payable upon death, retirement or termination due to disability. The Company's Compensation Committee has discretion to pay all or a portion of unpaid awards under other circumstances of termination.

(5)
Under Mr. Trego's employment agreement, he is entitled to ten months of health insurance coverage upon termination without cause or resignation for good reason, or thirty-six months of health insurance coverage if a termination without cause or resignation for good reason occurs after a change of control.

Douglas C. Tifft

	Resignation Without Good Reason ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause Prior to Change in Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation For Good Reason After Change in Control ($)
Cash Severance	—	—	—	—	85,800	(1)	—	318,151	(2)
Acceleration of Unvested Restricted Stock(3)	—	360,770	360,770	—	145,432		—	360,770
Cash Incentive Plan(4)	—	15,444	15,444	15,444	—		—	—
Life Insurance(5)	—	266,329	73,949	73,949	—		—	—
Health Coverage(6)	—	—	—	—	4,454		—	26,723

(1)
Amount is paid in installments during a six month period beginning on the termination date.

(2)
Amount is paid in a lump sum.

(3)
Reflects 21,500 unvested restricted shares and a closing market price of $16.78 for the Company's Common Stock on December 31, 2007. Under the terms of the applicable award agreements, restricted shares immediately vest on death, termination due to disability or, following a change in control, termination without cause or resignation for good reason. Upon termination without cause prior to a change in control, a portion of the restricted shares vest. The Company's Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination of employment.

(4)
Reflects a short term incentive bonus award under the Company's Cash Inventive Plan unpaid as of December 31, 2007. Under the terms of the Plan, unpaid awards are payable upon death, retirement or termination due to disability. The Company's Compensation Committee has discretion to pay all or a portion of unpaid awards under other circumstances of termination.

(5)
The Company is the owner and beneficiary of two life insurance policies insuring the life of Mr. Tifft. Pursuant to an agreement between Mr. Tifft and the Company, upon Mr. Tifft's death, all proceeds are payable to Mr. Tifft's beneficiaries. Upon Mr. Tifft's retirement or disability, he is entitled to the policies or the cash value of the policies.

(6)
Under Mr. Tifft's employment agreement, he is entitled to six months of health insurance coverage upon termination without cause or resignation for good reason, or thirty-six months of health insurance coverage if a termination without cause or resignation for good reason occurs after a change of control.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

Compensation Committee Report

        The Compensation Committee of the Board of Directors oversees the executive compensation programs of Hardinge on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with Hardinge's management the Compensation Discussion and Analysis included in this proxy statement.

        Based on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Hardinge's Annual Report on Form 10-K for the Year ended December 31, 2007 and in this proxy statement.

Members of the Compensation Committee: Kyle H. Seymour (Chairman) Daniel J. Burke Mitchell I. Quain

        This report shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

Director Compensation

        In May 2007, the Company modified its compensation arrangements for directors who are not also full-time employees of the Company. The changes are as follows:

	Previous Director Compensation Arrangements	New Director Compensation Arrangements
Director Fees	$32,000 per year, $16,000 of which was paid at the beginning of the year in shares of the Company's Common Stock and $16,000 of which was paid quarterly in shares or cash, at the director's election.	$35,000 per year, $24,500 of which is paid in shares of the Company's Common Stock and $10,500 of which is paid in shares or cash, at the director's election. Entire fee is paid at the beginning of the year.
Committee Chair Fees	$4,000 per year for the Chairman of the Audit Committee; $2,000 per year for the Chairman of other committees. Paid quarterly.	$8,000 per year for the Chairman of the Audit Committee; $4,000 per year for the Chairman of other committees. Entire fee is paid at the beginning of the year.
Meeting Fees	$1,500 for each board meeting attended; $1,000 for each committee meeting attended.	No change.

        The change in director fees was effective January 1, 2007; the change in committee chair fees was effective in the quarter beginning April 1, 2007. In addition, commencing December 1, 2007, the Lead Independent Director is paid $7,500 per month for his service in that capacity.

        The following table presents the compensation provided by Hardinge to non-employee directors for the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Daniel J. Burke	38,524	24,476	63,000
Douglas A. Greenlee	34,524	24,476	59,000
J. Philip Hunter	25,024	24,476	49,500	(2)
John J. Perrotti	36,024	24,476	60,500
Mitchell I. Quain	19,510	34,990	54,500
Kyle H. Seymour	35,510	29,990	65,500

(1)
Represents the aggregate grant date fair value of stock awards determined in accordance with FAS 123R. The number of shares awarded to each director in 2007 is as follows: Mr. Burke, 1345; Mr. Greenlee, 1345; Mr. Hunter, 1345; Mr. Perrotti, 1345; Mr. Quain, 1730; and Mr. Seymour, 1542.

(2)
Does not include $27,000 paid to Mr. Hunter for his service as Corporate Secretary.

        Non-employee directors receive no other form of compensation such as stock option awards, incentive pay, or retirement benefits. They are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and shareholder meetings and also reimbursed for reasonable expenses associated with other Hardinge business activities. Hardinge also pays premiums on directors' and officers' liability insurance policies covering directors.

TRANSACTIONS WITH RELATED PERSONS

        The Company recognizes that transactions between the Company and its directors or executives can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Therefore, as a general matter and in accordance with the Company's Code of Ethics for Directors and Executive Officers and the Company's Code of Conduct for Senior Financial Officers, it is the Company's preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a formal policy which requires the Company's Nominating and Governance Committee to review and, if appropriate, to approve or ratify any transactions in which a director, executive officer, or a family member thereof has a material interest. Pursuant to the policy, the Nominating and Governance Committee will review any such transaction in which the Company is or will be a participant and the amount involved exceeds $100,000. After its review the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Committee determines in good faith.

OTHER MATTERS

        The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, some of the directors, officers and regular employees of the Company may conduct additional solicitations by telephone and personal interviews without remuneration. The Company may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will reimburse such persons for any reasonable expense.

        The Company has purchased insurance from Illinois National Insurance Company and Federal Insurance Company providing for reimbursement of directors and officers of the Company and its subsidiary companies for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974. The insurance coverage expires on June 1, 2008 and costs $221,430 on an annualized basis, which was paid by the Company. It is anticipated that similar policies will be purchased effective upon termination of such coverage.

        Financial statements for the Company and its consolidated subsidiaries are included in Hardinge Inc.'s Annual Report to shareholders for the year 2007 which was mailed to our shareholders on or about March 31, 2008.

        A COPY OF HARDINGE INC.'S 2007 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING HARDINGE. TO OBTAIN A COPY, PLEASE WRITE TO: BETH TRANTER, ASSISTANT TREASURER, HARDINGE INC., ONE HARDINGE DRIVE, ELMIRA, NY 14902. THE 10-K IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE (www.hardinge.com).

BY ORDER OF THE BOARD OF DIRECTORS, HARDINGE INC. J. PHILIP HUNTER Secretary

        Dated: March 31, 2008

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 6, 2008.

Vote by Internet

•                  Log on to the Internet and go to www.investorvote.com/HDNG

•                  Follow the steps outlined on the secured website.

Vote by telephone

•                  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•                  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Class II Directors:	For	Withhold

	01 - Daniel J. Burke	☐	☐

		For	Withhold
	02 - J. Philip Hunter	☐	☐
				For	Against	Abstain
2.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2008.			☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.

/	/

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<STOCK#>	00VBPB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Hardinge Inc.

Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting

May 6, 2008

The undersigned hereby constitutes and appoints Kyle H. Seymour and John J. Perrotti, and each of them, the undersigned’s true and lawful agent and proxy with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 6, 2008 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions below for telephone or internet voting.

This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposal 2.

PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

000004

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DESIGNATION (IF ANY)

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000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 6, 2008.

Vote by Internet

•                  Log on to the Internet and go to www.investorvote.com/HDNG

•                  Follow the steps outlined on the secured website.

Vote by telephone

•                  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•                  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card - Retirement Plan	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Class II Directors:	For	Withhold

	01 - Daniel J. Burke	☐	☐

		For	Withhold

	02 - J. Philip Hunter	☐	☐
				For	Against	Abstain
2.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2008.			☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.

/	/

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		2 1 A V	0 1 7 1 5 9 3

<STOCK#>	00VBRB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Hardinge Inc.

Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting

May 6, 2008

Hardinge Inc. Retirement Plan

The undersigned hereby constitutes and appoints Vanguard Fiduciary Trust Company, as Trustee under the Hardinge Inc. Retirement Plan, his or her true and lawful agent and proxy with full power of substitution for all shares of Common Stock the undersigned has the power to direct the vote under said Plan, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 6, 2008 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

The undersigned hereby directs Vanguard Fiduciary Trust Company as Trustee of the Plan to vote all shares of Common Stock in the undersigned’s accounts under said Plan in accordance with the instructions given herein. Pursuant to the terms of the Plan, the Trustee of the Plan will vote all shares of Common Stock held in the undersigned’s name for which voting instructions have not been received on or before May 1, 2008 in the same proportion as those Plan shares for which it has received instructions.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the Plan Trustee upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposal 2.

PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

QuickLinks

Notice of 2008 Annual Meeting of Shareholders of Hardinge Inc.
HARDINGE INC. PROXY STATEMENT FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS TABLE OF CONTENTS
HARDINGE INC.
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1—ELECTION OF DIRECTORS
THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES.
CORPORATE GOVERNANCE
PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
J. Patrick Ervin
Charles R. Trego, Jr.
Douglas C. Tifft
TRANSACTIONS WITH RELATED PERSONS
OTHER MATTERS